THE WRIGHT ASSET ALLOCATION TRUST





                           SEMI-ANNUAL REPORT
                           JUNE 30 , 2000




          o   Wright Managed Growth with Income Fund

THE WRIGHT ASSET ALLOCATION TRUST
-------------------------------------------------------------------------------




The Wright Asset Allocation Trust was created to offer a variety of funds to meet differing investment objectives. Each fund is a "fund of funds." This means that a fund invests in other mutual funds managed by Wright Investors Service. Only Wright Managed Growth with Income Fund was offered during the first half of 2000. This fund seeks a high total return (consisting of price appreciation and high income) with reduced risk.

The Wright Managed Growth with Income Fund is a balanced fund investing its assets in various Wright managed equity and income funds. Wright allocates the fund's assets based on a fundamental analysis of the economy and investment markets in the U.S. and foreign countries. Over the long-term, the fund expects to have an asset mix of 65% equity (10% is international equity) and 35% fixed income. This mix will vary over short-term periods as Wright follows a dynamic process of monitoring the asset allocation model and making adjustments. Purchases and sales of funds are made when necessary to adjust the asset allocation model, when new investments become available to the fund, or when necessary to accommodate redemption activity. The equity allocation may range from 0 to 75% with up to 20% being international equities. The U.S. equities may be allocated among large, medium and small companies. The fixed income allocation may range from 25 to 100%. Fixed income funds selected could include those investing in U.S. government issues, high quality corporate issues and mortgage backed securities. Up to 50% of the fixed income allocation could be in money market securities.

Likely candidates for investment include the following:

     o  Wright Major Blue Chip Equities Fund
     o  Wright Selected Blue Chip Equities Portfolio
     o  Wright International Blue Chip Equities Portfolio
     o  Wright U.S Treasury Portfolio

In addition, the fund's assets may be invested in U.S. Treasury bills and similar money market securities.




TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                        Page

Investment Objectives.....................................inside front cover
Letter to Shareholders.....................................................1
Management Discussion......................................................2
Dividend Distributions and Investment Return...............................4

Wright Managed Growth with Income Fund
         Portfolio of Investments..........................................5
         Financial Statements..............................................6

Notes to Financial Statements   ...........................................9

LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                    July 2000



Dear Shareholders:

The first half of 2000 has been a raucous period for investors, with some of the most volatile trading in history, particularly in April. With May and June, market volatility receded to half of April's level and for stocks outside of technology, trading volatility has more or less returned to normal. Despite all the sound and fury of the first half of 2000, the major stock market averages start the third quarter little changed from end-of-1999 levels.

During April and most of May, investors waited anxiously for signs that the U.S. economy was cooling. In the absence of those signs, fears of extended Federal Reserve monetary tightening sent bond yields higher and share prices lower. During June, with government reports turning up evidence that economic activity was slowing, the bond market recovered and investor concerns shifted to the outlook for corporate profits. In the opening days of July, a spate of companies
- including some prominent computer software companies - issued warnings that earnings would fall short of Wall Street estimates.

At Wright, our analysts believe that the U.S. economy is in the process of downshifting toward the 3 1/2% growth targeted by the Fed. We see little change in the competitive environment and limited pricing power that most firms face. Still, occasional profit shortfalls for specific stocks notwithstanding, we continue to forecast a healthy increase in aggregate corporate profits this year and next and believe that the risk of significant further interest rate hikes is limited, two elements of the favorable investment backdrop.

The correction of some of the market's speculative excesses - in share prices of Internet and other growth stocks, for example - has proceeded apace in the second quarter and early July. Money flows into stock mutual funds have fallen significantly since February's peak, another indication that the big, non-discriminating expectations that investors had for stock returns have come back to earth. While Alan Greenspan may not yet be satisfied that the last trace of "irrational exuberance" has been routed from the U.S. stock market, we see evidence of more rational market valuations and projections, a healthy development for long-term investors. The Federal Reserve may raise interest rates another time or two in this cycle, but we're increasingly confident that the lion's share of Fed tightening is behind us.


                                                 Sincerely,

                                                 /s/ Peter M. Donovan
                                                 ---------------------
                                                 Peter M. Donovan
                                                 President

MANAGEMENT DISCUSSION
------------------------------------------------------------------------------




With much volatility, global stock markets retreated modestly in the second quarter of 2000. Most of the damage to stock prices was done in April and May, with the S&P 500 and the FTSE World ex U.S. stock indexes down 8% and 11%, respectively, at their late May lows. Stocks have since rebounded, the rally carrying over to mid-July, at which point the S&P 500 is only 1% off its all-time peak.

At midyear 2000, the global economic expansion appears to be running on seven of eight cylinders, Japan's recovery being the odd missing one. What's more, the extraordinary growth seen late last year and early this year in the U.S., which set the Federal Reserve to worrying about overheating - and the securities markets to worrying about how high the Fed would raise interest rates - has shown signs of moderating. Outside of oil prices, evidence of inflation is notable for its absence, a fact that investors drew encouragement from as the second quarter unfolded. The 10-year Treasury bond, down as much as 4% at its worst in May, finished June little changed in price from March, earning a coupon return for investors during the second quarter.

The Wright Managed Growth with Income Fund lost 3.2% during the second quarter of 2000, as compared with a 1.4% loss in the benchmark portfolio. Bonds contributed positively to second-quarter performance; both big- and mid-cap U.S. stocks declined nominally; and foreign equities, after two quarters out in front of U.S. stocks, reverted to underperforming during the first and second quarters of 2000. For the first half of 2000, the Fund earned a 0.7% total return, about 50 basis points behind the 1.2% return on the benchmark portfolio (a mix of the S&P 500, S&P 400, FTSE World ex U.S. and Lehman Aggregate indexes).

At June 30, the Fund allocation was: 33% in large-cap U.S. stocks (Major Blue Chip Equities Fund), up from 32% at 12/31/99; 15% in mid-cap U.S. stocks (Selected Blue Chip Equities Portfolio), down from 17% at 12/31/99; 19% in foreign stocks (International Blue Chip Equities Portfolio), up from 10% at 12/31/99; and 32% in U.S. bonds (U.S. Treasury Portfolio), down from 40% at 12/31/99.

The first two weeks of July have seen stocks add to June's rally. This reflects what are mostly positive long-term investment fundamentals - solid economic growth, rising budget surpluses, growing and profits, low inflation and the approaching end to the Fed tightening cycle.

Wright believes the fundamentals support the development of a more positive equity market. The U.S. economy looks on track to slow to a more sustainable growth rate in the second half of the year, which should limit the extent of further Fed tightening since core inflation remains moderate. Moreover, constructive economic environments appear to be falling into place around the globe; even Japan seems to be making progress. In the U.S., second-quarter profits are starting to come in, and early on there are more positive than negative surprises. Wall Street is looking for only a moderate slowdown in profit growth in the second half of 2000.

But stocks may not yet be ready to move up in a straight line. For one thing, despite the market's retreat this year, valuations remain high, with the S&P 500 still valued in excess of 20 times year-ahead earnings and the Nasdaq's trailing P/E multiple over 100 at mid-year. Wright also believes that it will take more confirmation of economic cooling - but not so much cooling that profit prospects suffer - before investors will be comfortable with the notion that Fed tightening has nearly run its course. Once that happens, stock market prospects will brighten considerably.

WRIGHT SELECTED BLUE CHIP EQUITIES PORTFOLIO

Although unusual volatility and dramatic shifts in sentiment made portfolio positioning problematic, the Wright Selected Blue Chip Equities Portfolio (WSBC) did relatively well in the second quarter of 2000, falling less than the 3.3% decline in the Standard & Poor's 400 index, the Midcap benchmark. The Russell 2000 index, another measure of midcap stocks, declined by 3.8%. Wright Selected Blue Chip Equities have experienced somewhat more muted movements than either midcap index.

Major contributors to the portfolio's outperformance in the second quarter include the Healthcare sector - Barr Labs (+60%), Watson Pharmaceuticals (+35%), Forest Labs (+20%) - and the Energy sector, especially Devon Energy (+15%). Consumer Staples area was also strong, including Alberto-Culver (+20%) and Sysco (+16%). Other contributors include CDW Computers (+33%), Tiffany (+23%), Sanmina (+26%), and Adobe (+16%).

For the entire first half of 2000, WSBC performance fell between the results of the two midcap indexes: behind the S&P 400 (+9.0%) but ahead of the Russell 2000 (+3.1%).



WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Equities Fund (WMBC) completed the first half of 2000 with a 3.4% decline, as compared with a 0.4% loss in the S&P 500. Following the market's overall pattern, the Fund produced a positive total return in the first quarter, but then experienced negative results in a volatile second quarter.

In the first half, the WMBC Fund benefited from stock selection in the Technology and Energy sectors, where the weightings finished at 32% and 8%, respectively. When compared with the S&P 500, Technology was about market-weighted, while Energy was somewhat overweighted. Stocks in the Consumer Cyclicals area were another source of value added in the first six months.
Detracting from WMBC results was the laggard action of some stocks in the Capital Goods and Communication Services sectors. Among the big contributors over this period were Oracle Systems, Intel, and Adobe Systems. Second-quarter performance was hampered to some extent by holdings in Microsoft, Electronic Data Systems, and AT&T.

The WMBC Fund is managed as a Large Cap Blend portfolio, utilizing both growth and value stocks. At June 30, 2000, its holdings averaged a P/E of 31.1 times 12-months trailing earnings as compared with the 28.4 P/E for the S&P 500 Index.



WRIGHT INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO

After outperforming in 1999, foreign markets overall lagged the U.S. stock market in dollar terms in the first two quarters of 2000. The Wright International Blue Chip Equities Portfolio (WIBC) lagged in the second quarter with a loss of about 6.9%, behind the FTSE World ex U.S. index (-3.5%) and the Morningstar average of international equity funds (-4.5%). For the first half of 2000, the WIBC Portfolio lost about 4.8%, in the same range as the FTSE World ex U.S. index (-4.3%) and the Morningstar average (-4.2%).

In contrast to the first quarter, when technology was strong, in the second quarter the global retreat in technology stocks hurt the WIBC Portfolio, which was overweight in that sector. A poor showing by the Portfolio's holdings in Japan, where the overall market was weak, also hurt the Portfolio's second-quarter results. Compared to the FTSE world ex U.S. index, the Portfolio benefited from having no holdings in Greece, one of the world's weakest markets. Strong stock selection in Brazil, which is seeing an improving economy, and Sweden also worked to the Portfolio's benefit. The Portfolio is starting the third quarter of 2000 with a somewhat reduced weighing in technology compared to three months earlier. In terms of country allocation, holdings in Europe have been increased, and positions in Taiwan and Thailand have been added.

WRIGHT U.S. TREASURY PORTFOLIO

The Wright U.S. Treasury Portfolio (WUSTB), which holds U.S. Treasuries exclusively, posted a 1.2% return in the second quarter of 2000, compared with 1.5% for the Lehman Brothers Treasury bond composite and 1.8% for the Morningstar average of U.S. Treasury bond funds. In the second quarter, shorter maturities did better than long maturities as yields on two-year Treasuries were down 13 basis points, while ten-year Treasury bond yields were unchanged. For the first half of 2000, the WUSTB Portfolio returned 5.1%, as compared with 5.4% for the Lehman benchmark and 5.0% for the Morningstar average of Treasury funds.

At the end of June 2000, the WUSTB's yield to maturity was 6.6%. The WUSTB Portfolio's average duration of 5.7 years was slightly longer than the benchmark duration. Wright's forecast is that the Federal Reserve is close to the end of its tightening moves and that inflation will stay moderate, pushing yields lower over the intermediate to long term. This view supports our slightly long maturity/duration stance for the Portfolio.




Dividend Distributions and Investment Return
--------------------------------------------------------------------------------------------------------------------------------

                 N.A.V.     Distri-      Distri-                       Value          Invstmnt      3 Month       Cum.
  Period           Per      bution       bution         Shares       of $1,000         Return       Invstmnt     Invstmnt
  Ending          Share     $  P/S      in Shares        Owned       Investment     Year-to-Date     Return       Return

---------------------------------------------------------------------------------------------------------------------------------

 WRIGHT MANAGED GROWTH WITH INCOME - ADVISORY SHARE (WGIF)

   7/14/99       $10.00                                 100.00      $1,000.00

   Dec. 99        10.19       0.225     0.122693        112.27       1,144.02           14.40%       18.18%       14.40%

   Jan. 00         9.91                                 112.27       1,112.59           -2.65%       11.82%       11.26%
   Feb. 00        10.09                                 112.27       1,132.80           -0.88%       12.16%       13.28%
   Mar. 00        10.58                                 112.27       1,187.81            3.93%        3.83%       18.78%
   Apr. 00        10.28                                 112.27       1,154.13            0.98%        3.73%       15.41%
   May  00        10.02                                 112.27       1,124.94           -1.57%       -0.69%       12.49%
   Jun. 00        10.26                                 112.27       1,151.89            0.69%       -3.028%       15.19%

----------------------------------------------------------------------------------------------------------------------------------

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
-------------------------------------------------------------------------------
Portfolio of Investments - June 30, 2000 (Unaudited)



Shares                                                                Value
-------------------------------------------------------------------------------


Investment Company Securities - 99.2%

   67,133  Selected Blue Chip Equities Portfolio - 15.3%....... $     715,646
  160,003  Major Blue Chip Equities Fund -
              Institutional shares - 33.0%.....................     1,539,235
   69,033  International Blue Chip Equities Portfolio - 18.8%..       879,490
  143,627  U.S. Treasury Portfolio - 32.1%.....................     1,495,160
                                                                   -----------
total investments (identified cost, $4,420,632) - 99.2%........ $   4,629,531

OTHER ASSETS & LIABILITIES - 0.8%...............................       36,846
                                                                   -----------
NET ASSETS - 100.0%............................................. $   4,666,377
                                                                  ============



See notes to financial statements

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
-------------------------------------------------------------------------------



                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30, 2000 (unaudited)
-------------------------------------------------------------------------------


ASSETS:

   Investments--
     Identified cost......................     $  4,420,632
     Unrealized appreciation..............          208,899
                                               ------------
       Total value (Note 1A)..............     $  4,629,531

   Cash...................................            2,597
   Receivable from investment adviser.....           65,700
                                               ------------
     Total Assets.........................     $  4,697,828
                                               ------------

LIABILITIES:

   Accrued expenses and other liabilities.     $     31,451
                                               ------------

NET ASSETS................................     $  4,666,377
                                               =============

NET ASSETS CONSIST OF:

Paid-in capital...........................     $  4,384,462
Accumulated net realized gain
   on investments.........................           37,212
Unrealized appreciation of investments....          208,899
Undistributed net investment income.......           35,804
                                               ------------

   Net assets applicable to outstanding
    shares................................     $  4,666,377
                                               ==============

     Shares of beneficial interest outstanding
       - Advisor shares...................          454,771
                                               ==============
     Net asset value, offering price, and
       redemption price per share of
       beneficial interest................           $10.26
                                               ==============


See notes to financial statements



                             STATEMENT OF OPERATIONS

                For the Six Months Ended June 30, 2000 (unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME:
   Investment income from underlying funds     $     77,359
                                               ------------
     Total investment income..............     $     77,359
                                               ------------

Expenses--
   Expenses from underlying funds.........     $     14,949
   Investment adviser fee (Note 2)........            5,385
   Administration fee (Note 2)............              538
   Trustees' compensation.................            7,929
   Transfer agent fee.....................            1,103
   Distribution and service fee (Note 3)..           13,466
   Custodian fee..........................           24,471
   Printing...............................            1,917
   Legal fees.............................            3,435
   Audit fees.............................           16,000
   Amortization of offering costs.........           19,510
   Registration costs.....................           14,410
   Miscellaneous..........................            1,173
                                               ------------
       Total expenses.....................     $    124,286
                                               ------------


Deduct--
   Preliminary reduction of investment adviser fee
     (Note 2).............................     $      5,385
   Preliminary reduction of distribution and service
     fee (Note 3).........................           13,466
   Preliminary allocation of expenses to the
     investment adviser (Note 2)..........           65,700
   Reduction of custodian fee (Note 1C)...              596
                                               ------------
       Total deductions...................     $     85,147
                                               ------------
       Net expenses.......................     $     39,139
                                               ------------
          Net investment income...........     $     38,220
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments
     (identified cost)....................     $   (19,604)
   Net realized gain from underlying funds
     (identified cost)....................         207,537
   Capital gain distribution received from
     underlying fund......................          33,610
                                               ------------
       Net realized gain on investments...     $   221,543
                                               ------------
   Change in unrealized appreciation
     of investments.......................     $  (211,099)
                                               ------------
     Net realized and unrealized gain
       on investments.....................     $    10,444
                                               ------------

       Net increase in net assets from
        operations........................     $    48,664
                                               =============



See notes to financial statements

WRIGHT MANAGED GROWTH WITH INCOME FUND (WGIF)
------------------------------------------------------------------------------


                                                                                     Six Months Ended        Year Ended
                                                                                         June 30,           December 31
STATEMENTS OF CHANGES IN NET ASSETS                                                        2000                 1999(1)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        (unaudited)

INCREASE (DECREASE) IN NET ASSETS:

   From operations -
     Net investment income......................................................     $     38,220          $     25,035
     Net realized gain (loss) on investments....................................          221,543               (98,664)
     Change in unrealized appreciation of investments...........................         (211,099)              419,998
                                                                                        ----------            ----------
       Net increase in net assets from operations...............................     $     48,664          $    346,369
                                                                                        ----------            ----------

   Distributions declared to shareholders -
     From net investment income.................................................     $          -          $    (25,035)
     In excess of net investment income.........................................                -               (90,518)
     From paid-in capital.......................................................                -               (13,241)
                                                                                        ----------            ----------

       Total distributions......................................................     $          -          $   (128,794)
                                                                                        ----------            ----------

   Net increase (decrease) in net assets from fund share transactions (Note 4)..     $ (1,699,567)         $  6,099,705
                                                                                        ----------            ----------

   Net increase (decrease) in net assets........................................     $ (1,650,903)         $  6,317,280



NET ASSETS:

   At beginning of period.......................................................        6,317,280                    -
                                                                                        ----------            ----------

   At end of period.............................................................     $  4,666,377          $  6,317,280
                                                                                     ==============        ==============

UNDISTRIBUTED(DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $    35,804           $    (2,416)
                                                                                     ==============        ==============



1 From the start of business, July 14, 1999 to December 31, 1999.



See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------


                                                                                                          From July 14, 1999
                                                                                Six Months Ended        (start of business) to
Wright Managed Growth with Income Fund (WGIF)                                     June 30, 2000            December 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   (unaudited)

                                                                                 Advisor Shares             Advisor Shares

Net asset value, beginning of year                                                  $  10.190                 $   10.000
                                                                                    ---------                 -----------

Income from investment operations:
  Net investment income(1)                                                          $   0.083                 $    0.058
  Net realized and unrealized gain(loss)                                               (0.013)(+)                  0.357
                                                                                    ----------                -----------
   Total income from investment operations                                          $   0.070                 $    0.415
                                                                                    ----------                -----------


Less distributions declared to shareholders:
  From net investment income                                                        $   -                     $   (0.044)
  In excess of net investment income                                                    -                         (0.158)
  From realized gain on investments                                                     -                          -
  From paid-in capital                                                                  -                         (0.023)
                                                                                    ---------                 -----------
   Total distributions                                                              $   -                     $   (0.225)
                                                                                    ---------                 -----------


Net asset value, end of period                                                      $  10.260                 $   10.190
                                                                                    ===========               ===========

Total return(2)                                                                         0.69%                     14.40%

Ratios/Supplemental Data(1):
  Net assets, end of period (000 omitted)                                           $   4,666                 $    6,317
  Ratio of expenses to average net assets                                               1.48%(3)                   2.01%(3)
  Ratio of expenses after custodian fee reduction to average net assets(4)              1.46%(3)                   1.97%(3)
  Ratio of net investment income to average net assets                                  1.42%(3)                   1.04%(3)
  Portfolio turnover rate                                                                 24%                       18%

----------------------------------------------------------------------------------------------------------------------------------

1 During the six month period ended June 30, 2000 and the period from July 14, 1999, start of business, to December 31, 1999, the investment adviser and the principal underwriter reduced their fees and the investment adviser was allocated a portion of the operating expenses. Had such action not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                                                      2000                       1999
-----------------------------------------------------------------------------------------------------------------------------

Net investment loss per share                                                       $  (0.101)                $   (0.025)
                                                                                    ===========               ===========
Annualized Ratios (as a percentage of average net assets):
  Expenses                                                                              4.62%(3)                   3.49%(3)
                                                                                    ===========               ===========
  Expenses after custodian fee reduction4                                               4.60%(3)                   3.45%(3)
                                                                                    ===========               ===========
  Net investment loss                                                                  (1.72%)(3)                 (0.44%)(3)
                                                                                    ===========               ===========

---------------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3  Annualized.
4 Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share of realized and unrealized gains and losses at such time.

See notes to financial statements

Notes to Financial Statements (Unaudited)
-------------------------------------------------------------------------------



(1)  SIGNIFICANT ACCOUNTING POLICIES

The Wright Managed Growth with Income Fund (the fund) (one of the series of The Wright Asset Allocation Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund invests, with certain percentage ranges, in underlying blue chip funds (the underlying funds), for which Wright Investors Services (Wright) serves as the investment adviser. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A. Investment Valuations - Investments in the underlying funds are valued at net asset value. Other portfolio securities are valued at the last current sales price on the market where the security is normally traded. Securities that cannot be valued at these closing prices are valued by Wright at fair value in accordance with procedures adopted by the trustees. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

  B. Deferred Offering Costs - Offering costs are being deferred and will be amortized on a straight line basis over a period not to exceed twelve months, commencing on the effective date of the fund's initial offering of its shares. The amount paid by the fund on any withdrawal by the holders of the initial interests of any of the respective initial interests will be reduced by a portion of any unamortized offering costs, determined by the proportion of the amount of the initial interests withdrawn to the initial interests then outstanding.

  C. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

  D. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

  E. Distributions - The fund requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

  F. Multiple Classes of Shares of Beneficial Interest - The fund offers an advisor share class. The fund may also offer an individual class, although such class is not currently offered. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

  G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

  H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Services (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets. For the six months ended June 30, 2000, the effective annual rate was 0.20%. To enhance the net income of the fund, Wright waived its entire investment adviser fee of $5,385 on a preliminary basis. In addition, $65,700 of expenses were allocated to the investment adviser on a preliminary basis.

     The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets. For the six months ended June 30, 2000, the effective annual rate was 0.02%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations, Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.


(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a subsidiary of Wright Investors' Service, an annual rate of 0.25% per annum of the fund's average net assets attributable to the advisor shares. To enhance the net income of the fund, the Principal Underwriter waived its entire distribution fee of $6,730 on a preliminary basis.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. To enhance the net income of the fund, the Principal Underwriter waived its service fee of $6,736 on a preliminary basis.



(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follow:

                                            For the Six Months             For the period from
                                                   Ended                 the start of business,
                                               June 30, 2000         July 14, 1999 to Dec. 31, 1999
                                               Advisor Shares                 Advisor Shares
                                         Shares            Amount       Shares            Amount
---------------------------------------------------------------------------------------------------------------------------

     Sales..............................   274,349     $   2,773,063      647,984     $  6,394,147
     Issued to shareholders in payment
       of distributions declared........     -                 -           13,076          128,794
     Redemptions........................  (439,827)       (4,472,630)     (40,811)        (423,236)
                                           --------       -----------     --------     -----------

         Net increase (decrease)........  (165,478)     $ (1,699,567)     620,249     $  6,099,705
                                         ==========    ==============   ==========    ==============


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than US Government securities and short term obligations for the six months ended June 30, 2000, were $1,378,610 and $3,057,500, respectively.



(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at June 30, 2000, as computed on a federal income tax basis, are as follows:

     Aggregate cost..............................           $   4,420,632
                                                             =============
     Gross unrealized appreciation...............           $     210,064
     Gross unrealized depreciation...............                  (1,165)
                                                              -----------

     Net unrealized appreciation.................           $     208,899
                                                             =============

(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The fund invests in underlying funds, certain of which invest in securities issued by companies whose principal business activities are outside the Untied States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic  issuers.  Investments in foreign  securities  also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the fund's assets. The fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(8). LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowing or allocated fees during the six months ended June 30, 2000.

Wright Investors' Service Distributors, Inc.
440 Wheelers Farms Road, Milford, CT 06460


Semi-Annual Report

         Officers and Trustees of the Funds
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer


         Administrator
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109


         Investment Adviser
         Wright Investors' Service
         440 Wheelers Farms Road
         Milford, Connecticut 06460


         Principal Underwriter
         Wright Investors' Service Distributors, Inc.
         440 Wheelers Farms Road
         Milford, Connecticut 06460
         (800) 888-9471
         e-mail: funds@wrightinvestors.com


         Custodian
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116


         Transfer and Dividend Disbursing Agent
         PFPC Global Fund Services
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698


         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.